INDUSTRIAL LEASE

____________________________ PARK

1. Parties. This Lease, dated for reference purposes only on January 28, 2002 is made by and between Robert Knoll ("Lessor") and Butte Creek Brewing Company, LLC ("Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term at the rental, and upon all of the conditions set forth herein, that certain real property situated in the City of Chico, County of Contra Costa, State of California, commonly known as 945 West 2nd Street, Chico, California, and described as approximately ____________ square feet of office and warehouse space _________________. Said real property, including the land and all improvements therein, is herein called the "Premises." Said Premises are delineated on Exhibit "A" attached hereto and incorporated by reference herein.

3. Term.

3.1 Term. The term of this Lease shall be for five (5) years. In the event the Premises are being delivered in "as-is" condition as indicated on Exhibit "B" attached hereto and incorporated herein by reference, the term of this Lease shall commence upon mutual execution of the Lease ("Term Commencement Date") and shall continue thereafter during the Lease Term specified hereinabove, unless sooner terminated as hereinafter provided in this Lease.

3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided first, however, that if such written notice of Lessee is not received by Lessor within said ten-(10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

3.4 Option To Renew. Provided Lessee shall have faithfully performed all of the covenants, and conditions hereof, Lessee shall have the option to extend the term of this Lease for (5) five year term upon the same terms and conditions, except for rent, which shall be negotiated. Said option shall be exercised by Lessee's written notice to Lessor 3 months prior to expiration of the original term hereof.

4. Minimum Rent. Lessee agrees to pay to Lessor as Minimum Rent, without notice or demand, the monthly sum as follows:

Period	Monthly Rent/SF	Monthly Base Rent	Annual Base Rent
July 1, 2002 - June 30, 2003	$2550		30,600
July 1, 2003 - June 30, 2006	$2650		31,800
July 1, 2006 - June 30, 2007	$2,750		33,000

In advance, on the 1st day of each month of the term hereof, commencing July 1, 2001, except that the first month's Minimum Rent for the Premises shall be paid upon the execution hereof.

5. Security Deposit. Lessee shall deposit with Lessor the sum of which will be held by Lessor as security for Lessee's faithful performance hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default. or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in Paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit.

6. Use.

6.1 Use. The Premises shall be used and occupied only for Brewery/Brew pub, and Less shall not use or permit the Premises to be used for any other purpose without the written consent of the Lessor.

6.2 Compliance with Law.

(a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six (6) months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this Paragraph6.2 (a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

(b) Except as provided in Paragraph 6.2 (a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term Or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one lessee in the building containing the Premises, shall tend to disturb such other tenants.

6.3 Condition of Premises.

(a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease Commencement Date (unless Lessee is already in possession), and Lessor believes that the plumbing, lighting, air conditioning and heating equipment, and loading doors in the Premises are in good operating condition on the Lease Commencement Date. .In the event that it is determined that they are not in good operating condition, then it shall be the obligation of the Lessor, after receipt of written notice from Lessee setting forth specifically the nature of the problem(s), to resolve such problem(s). Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease Commencement Date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. If, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, Lessor shall have no obligation to resolve said problem(s).

(b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. Maintenance, Repairs and Alterations.

7.1 Lessor's Obligations.

(a) Premises. Subject to the provisions of Paragraph 6, 7.2 and g and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition, and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

(b) Common Area. Lessor shall, at Lessor's cost and expense, maintain and repair the Common Area, including but not limited to, gardening and landscaping, parking lot surface repair and restriping, driveways, sidewalks, and electrical lighting. In addition to the Minimum Rent set forth in Paragraph 4 hereinabove, Lessee shall pay to Lessor its pro rata share of any increase of such Common Area costs over the Base Year, which is defined as the calendar year in which this Lease commences, including any increase for the costs to supervise and administer said Common Area and such fees as may be paid to a third party in connection with same, and shall, in any event, include a fee to Lessor to supervise and administer same in an amount equal to fifteen (15%) percent of the total costs of all taxes and assessments, insurance, and maintenance of the Common Area. Lessee's pro rata share of such increases shall be based on the ratio which the square footage of the Leased Premises bears to the total square footage of all buildings and other space under structural roof within the Center. At the expiration of the Base Year, Lessor shall provide Lessee with a statement of estimated increases in Common Area costs and Lessee's pro rata share of such estimated increases. Lessee shall pay its pro rata share of any such increase to Lessor in monthly payments of one-twelfth (1/12) of the estimated yearly cost increase, and Lessee shall pay such monthly costs until notified by Lessor of a change thereof. Lessor shall each year thereafter endeavor, no later than March 31, to provide Lessee with a statement of reconciliation of the actual costs versus the estimated costs for the prior year and Lessee's allocable share thereof. In the event Lessee's total monthly payments for the prior year are less than Lessee's actual share of such costs, Lessee shall reimburse Lessor the difference in a lump sum within ten (10) days after receipt of such statement from Lessor and shall thereafter be obligated to pay the monthly costs based on the prior year's experience. Any overpayment by Lessee shall be credited towards the monthly costs next coming due. Even though the term has expired and Lessee has vacated the Premises, Lessee shall immediately pay any increase due upon final determination and notice from Lessor of Lessee's share of said costs for the year in which this Lease terminates. Upon final determination, in the event of any overpayment of said costs by Lessee, Lessor shall immediately rebate said overpayment to Lessee.

7.2 Lessee's Obligations.

(a) Premises. Subject to the provisions of Paragraph 6,7.1 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every pan thereof. including all necessary repairs to the Premises due to acts of illegal entry (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) and including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract), ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises. If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or under any other Paragraph of this Lease, Lessor may, at Lessor's option, enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required) to perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

(b) Utilities. Lessee shall be responsible for securing and the direct payment of all utility services supplied to the Premises, including but not limited to, water, gas, heat, light, power, telephone, garbage, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay its pro rata share of those charges that are jointly metered with other tenants in the Center. In addition to the monthly Minimum Rent and other costs as set forth in Paragraphs 4 and 7.I(a) hereinabove and this 7.1(b), Lessee shall pay to Lessor its pro rata share of all Common Area utility costs, including but not limited to, power and water charges to the Common Area. Such payment shall be made by Lessee upon Lessor's written statement setting forth Lessee's pro rata share of such costs.

(c) Condition of Premises Upon Vacating. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

7.3 Alterations and Additions.

(a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, or Utility Installations in. on or about the Premises, except for nonstructural alterations not exceeding Two Thousand Five Hundred Dollars and no/00($2,500.00) in cumulative costs during the term of this Lease. In any event, whether or not in excess of Two Thousand Five Hundred Dollars and no/00 ($2,500.00) in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.3, the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanics' and materialmen's liens and to ensure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

(b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner. Lessee shall also provide to Lessor Contractors' Certificates of Insurance in accordance with Item 3 of ''Lessee's Improvements, Requirements Prior to Lessee's Construction of the Premises" on Exhibit B, attached hereto and made a part hereof.

(c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's liens against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim Dr demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

(d) Unless Lessor requires their removal, as set forth in Paragraph 7.3 (a), all alterations, improvements. additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this Paragraph 7.3 (d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and maybe removed by Lessee subject to the provisions of Paragraph 7.2 (c).

8. Insurance Indemnity.

8.1 Liability Insurance -Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease, a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000 Aggregate. All such bodily injury liability insurance and property damage liability insurance shall be the Comprehensive Liability Form and shall include contractual liability coverage insuring the performance by Lessee on the indemnity in favor of Lessor as to liability for injury or death of persons and injury or damage to property contained in this section. Personal injury and products/completed operations coverage of $1,000,000 per occurrence with $1,000,000 aggregate shall be included. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

8.2 Liability Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in the amount not less than $500,000 per occurrence.

8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or Lessee improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against a11perils included within the classification of fire, extended coverage, vandalism, malicious mischief (excluding damages to the Premises due to the acts of illegal entry), flood (in the event same is required by a lender having a lien on the Premises), special extended perils ("all risk," as such term is used in the insurance industry), but not plate glass insurance. All Property and Boiler and Machinery insurance required hereunder must contain a Joint Loss Agreement endorsement In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one (1) year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period.

8.4 Boiler and Machinery Insurance

Lessee shall, at Lessee's expense, obtain and keep in force during the tenancy of this Lease machinery insurance on all air conditioning equipment and systems exclusively serving the Premises, If such equipment and systems and the damage that may be caused by them or result from them are not covered by Lessee's extended coverage insurance., then the insurance specified in this Article shall be in an amount not less than $1 00,000. If Lessee requires boilers or other pressure vessels to serve the Premises, they shall also be insured in the amount required by this Article with the proceeds payable to Lessor in the event of loss of, damage to or destruction of Lessor's property arising out of or in connection with an insured peril under such boiler/machinery insurance.

8.5 Payment of Premium Increase. - Section deleted.

8.6 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least A+ and a financial rating of not less than Class "VI" as rated in the most current available "Best's Insurance Reports." Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of such insurance prior to Lessee entering the Premises. No such policy sha11be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount sha1l be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. All policies shall be Issued listing Landlord "and all its allied entities" as additional insureds. Lessor reserves the right to deny Lessee access to the Premises until such time as Lessor has received satisfactory evidence of insurance referenced in this Section 8. Notwithstanding the foregoing, Tenant acknowledges that the Term of the Lease and Minimum Rent shall commence pursuant to Paragraphs 3 and 4 of the Lease, respectively. Even though Landlord has not received appropriate evidence of Insurance from Tenant, delivery of the Premises shall, without actual transfer of keys to Tenant, also be deemed perfected upon Landlord's notice to Tenant of the Premises being ready for occupancy.

8.7 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive the entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under Paragraph 8.3, which perils occur in, on or about the Premises, whether due to negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

8.8 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or any injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

8.9 Exception of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for any injury to the person of Lessee, Lessee's employees, agents, or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources' or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, if any, of the building in which the Premises arc located.

8.10 Hazardous Materials. Lessee shall not cause or permit any Hazardous materials, to be brought upon, kept, used, discharged, deposited or leaked in or about the Premises or the building by Lessee or any of Lessee's agents or by anyone in Premises (other than Lessor or its agents, employees, or contractors), except to the extent such Hazardous Materials are customarily kept or used by typical businesses of this type and are kept and used in accordance with all applicable laws. If Lessee breaches the obligations stated in the preceding sentence, or if the presence of any Hazardous Materials on the Premises or the building is caused or suffered or permitted by Lessee or any of Lessee's agents or by anyone in the Premises or the building or if contamination of the Premises or the building by any Hazardous Material otherwise occurs for which Lessee is legally liable, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, damages, costs, liabilities and expenses (including, without limitation, diminution in value or use of the building, attorney's fees, expert and consultant fees) which may arise during or after the Term of this Lease and any extensions thereof. as a result of such contamination. This indemnification shall include, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work on or under the Premises. "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local, state or federal governmental authority or by common law decisions, including without limitation (i) all chlorinated solvents, (ii) petroleum products or by-products, (iii) asbestos, and (iv) polychlorinated biphenyls. In addition, Lessor may, at its sole option, require Lessee to maintain an insurance policy insuring Lessor against any losses due to Lessee's use of toxic materials as provided above. Lessee will provide Lessor with copies of all pertinent permits, vouchers, dockets and inspection records issued by quasi-governmental agencies as they relate to the use of said Hazardous Materials.

9. Damage or Destruction.

9.1 Definitions.

(a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises arc a part to the extent that the cost of repair is less than fifty percent 50% of the fair market value of such building as a whole immediately prior to such damage or destruction.

(b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of the Premises immediately prior to such damage or destruction. .Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

(c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 8.

9.2 Partial Damage -Insured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost, repair such damage, but not Lessee's fixtures, equipment or lessee improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

9.3 Partial Damage -Uninsured Loss. Subject to the provisions of Paragraph 9.4. 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an 1nsured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor, may at Lessor's option, either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor. in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as possible. If Lessee does not give such notice within such ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

9.4 Total Destruction. If, at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

9.5 Damage Near End of Term.

(a) If, at any time during the last six (6) months of the term of this Lease, there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may, at Lessor's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee-of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

(b) Notwithstanding Paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six (6) months of the term of this Lease. If Lessee duly exercises such option during this twenty-(20) day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during the twenty-(20) day period, then Lessor may, at Lessor's option, terminate and cancel this Lease as of the expiration of said twenty-(20) day period, by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty-(20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.6 Abatement of Rent; Lessee's Remedies.

(a) In the event of damage described in Paragraphs 9.2 or 9.3. and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, as determined solely by Lessor. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9, and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice.

9.7 Termination -Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

9.8 Waiver. Lessor and Lessee waive the provisions of any status which relates to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. Real Property Taxes.

10.1 Payment of Tax Increase. Section deleted.

10.2 Additional Improvements. Notwithstanding Paragraph 10.1 hereof, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in real property tax, if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the premises are a part, as against Lessor's right to rent or other income therefrom. and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of; partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax" or, (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June I, 1978, or, if previously charged, has been increased since June I, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinabove included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

10.5 Personal Property Taxes.

(a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained ill the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

(b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Assignment and Subletting.

11.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law, assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such .consent shall be void, and shall constitute a breach of this Lease.

Upon assignment of the Lease by Tenant or sublet of the Premises, or any portion thereof, the Renewal Option, if any, shall automatically terminate and become null and void.

In the event Lessor shall consent to a sublease or assignment hereunder, Lessee shall pay Lessor reasonable fees, not to exceed Three Hundred Fifty and 001100 Dollars ($350.00) incurred in connection with the processing of documents necessary to giving of such consent.

11.2 Lessee Affiliate. Notwithstanding the provisions of Paragraph 11.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

11.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

12. Defaults; Remedies

12.1 Defaults. The occurrence of anyone or more of the following events shall constitute a material default and breach of this Lease by Lessee:

(a) The vacancy or abandonment of the Premises by Lessee.

(b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three(3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice To Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this Subparagraph.

(c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in Paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee, provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed in default if Lessee commenced such cure within a thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. Provided, however, in the event that any provision of this Paragraph 12.1 (d) is contrary to any applicable law, such provision shall be of no force or effect.

(e) The discovery by Lessor that a financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

12.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

(a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actua1ly paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 16 applicable to the unexpired term of this Lease.

(b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event, Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

(c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

12.3. Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises, whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty-(30) day period and thereafter diligently prosecutes the same to completion. The holder of any first mortgage or deed of trust shall have the same right to cure any defaults or take any action as the Lessor may be entitled under this Lease, without the obligation to cure such defaults or take such action. and such time in addition to that which Lessor is entitled as may be reasonably necessary to cure such defaults or take such action, provided the holder of any first mortgage or deed of trust has indicated its intention to cure or take action and pursue the same with diligence.

13. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the tCm1S of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding Paragraph 4 or any other g provision of this Lease to the contrary.

14. Impounds. Section deleted.

15. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten (10%) percent of the floor area of the building on the Premises, or more than twenty five (25%) percent of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessor may, at Lessor's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessor does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon.

Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In no event shall any award to Lessee for any loss or damage to Lessee's trade fixtures and removable personal property in any way limit, diminish or impair Lessor's right to any award for condemnation pursuant to this Paragraph. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

16. Broker's Fee

(a) Lessee warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

17. Estoppel Certificate.

(a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing in form, substance and content acceptable to the holder of any first mortgage or deed of trust (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

(b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance, or such failure may be considered by Lessor as a default by Lessee under this Lease.

(c) If Lessor desires to finance, refinance, or sell the Premises or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purpose herein set forth.

18. Sale or Transfer by Landlord. In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, the transferor shall automatically be relieved of any and all obligations and liabilities on the part of the Landlord accruing from and after the date of such transfer; provided, however, that any funds in the hands of Landlord in which Tenant has an interest, at the time of such transfer, shall be turned over to the transferee and, upon such transfer, Landlord shall be discharged from any further liability with reference to such funds. The covenants and obligations of Landlord contained in this Lease shall be binding upon Landlord, its successors and assigns only during their respective periods of ownership. Tenant agrees to look solely to Landlord's interest in the Building and the real property of which it is a part (or the proceeds thereof) for the satisfaction of any remedy of Tenant, for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of this Premises.

19. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof. .

20. Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

21. Time of Essence. Time is of the essence.

22. Additional Rent. : Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

23. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 16 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises.. and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease. except as otherwise specifically stated in this Lease.

24. Notices. Any notice required Dr permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below. Either party may by notice to the other specify a different address for notice purposes except that, upon Lessee's taking possession of the Premises. the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.
To Lessor at:	Siena Pacific Properties, Inc.
3890 Railroad Avenue
Pittsburg, CA 94565

To Tenant at:	945 W. 2nd St.
Chico, CA 95928

25. Waiver. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

26. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other "short form" memorandum of this Lease for recording purposes.

27. Holding Over. If Lessee remains in possession of the Premises or any part thereof, after the expiration of the term hereof with the express written consent of Lessor, such occupancy shall be a tenancy from month-to -month at a rental in the amount of One Hundred Fifty percent (150%) of the last monthly Minimum Rent, plus a11other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy. All options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month-to-month tenancy.

28. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

29. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

30. Binding Effect; Choice of Law. Subject to any provision hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 18, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

31. Subordination.

(a) This Lease and all of Lessee's rights and interest hereunder, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shill be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

(b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, in form, substance and content acceptable to any first deed of trust beneficiary. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this Paragraph 31(b).

32. Attorneys' Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial Or appeal, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court. In the event of any bankruptcy proceedings brought by or on behalf of the Lessee, Lessor shall be entitled to recover to all attorneys' fees incurred in connection with the assumption or rejection of this Lease. The provisions of this Paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

33. Lessor's Access. Lessor and Lessor's agents, including the holder of any first mortgage or deed of trust, shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

34. Auctions. Lessee shill not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

35. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon. The Lessee may affix and maintain upon the exterior facade of the Premises only such signs, advertising, placards, names, insignia, trademarks, and descriptive material as shall have first received the written approval of the Lessor as to type, size, color, location, copy nature, and display qualities. Anything to the contrary in this Lease notwithstanding, Lessee shall not affix any sign to the roof. Lessee shall, however, erect one sign on the front of the Premises not later than the date Lessee opens for business, in accordance with a design to be prepared by Lessee and approved in writing by Lessor. Sign attached to building shall become property of Lessor when Lessee vacates Premises.

36. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancel1ation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all such subtenancies.

37. Consents. Except for Paragraph 34 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

38. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

39. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership in the Premises.

40. Options.

40.1 Definition. As used in this Paragraph, the word "Options" has the following meaning: (I) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor.

40.2 Options Personal. Each Option granted to Lessee in this Lease is personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in Paragraph 11.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

40.3 Multiple Choices. In the event that Lessee has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

40.4 Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of Default pursuant to Paragraph l2.1{b) or 12. 1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in Paragraphs l2.1(a), l2.1(d), or l2.1(e) (without any necessity of Lessor to give notice of such default to Lessee) or (iv) in the event that Lessor has given to Lessee three or more notices of default under Paragraph l2.l{b), where late charge becomes payable under Paragraph 12.4 for each of such defaults, or Paragraph 12.1{c) whether or not the defaults are cured, during the twelve (12) month period prior to the time that Lessee intends to exercise the subject Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 40.4{a). (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in Paragraph l2.l(c) within thirty (30) days after the date that Lessor gives notice of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in Paragraph 12.1(a), l2.1(d) or l2.l(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under Paragraph l2.1{b), where a late charge becomes payable under Paragraph 12.4 for each default, or Paragraph 12.I(c), whether or not the defaults are cured.

41. Multiple Lessee Building. In the event that the Premises are part of a larger building or group of buildings, then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

42. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

43. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee.. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

44. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required13 to pay under the provisions of this Lease.

45. Authority. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

46. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

47. Relocation of Lessee. Paragraph deleted.

A. The size, configuration, nature, and decor of the New Premises shall be substantially the same as the size, configuration, nature, and decor of the Existing Premises unless Lessor and Lessee otherwise agree in 31 writing. For purposes hereof, the size of the New Premises shall be deemed substantially the same if it varies in size by no more than ten percent (10%) of the square footage of the Existing Premises;

B. Actual moving costs paid to third-party service providers, the costs to disconnect and reconnect utilities and telephone service, and the cost of installing permanent improvements (as distinguished from trade fixtures, equipment, furniture, furnishings, and other personal property belonging to Lessee) in the New Premises, so that the permanent improvements therein are substantially the same or better than those in the Existing Premises, shall be borne entirely by Lessor. In any event, Lessor shall not be liable to Lessee for any loss of profits incurred by Lessee during or due to such relocation;

C. Indirect costs incurred by Lessee as a result of the relocation, including costs incurred in changing addresses on stationery, business cards, and advertising Lessee's change in location, shall be reimbursed to Lessee by Lessor, in an amount not to exceed One Thousand Dollars ($1,000.00), upon presentation to Lessor of paid bills for said incurred indirect costs;

D. Lessor shall give Lessee at least sixty (60) days' prior written notice of Lessor's intent to relocate Lessee to the New Premises;

E. The Fixed Minimum Monthly Rent for the New Premises shall be the prevailing market rate for the New Premises, expressed on a per-square. foot basis, as reasonably determined by Lessor, but provided that in no event shall the Fixed Minimum Monthly Rent for the New Premises be less than the then. current Fixed Minimum Monthly Rent for the Existing Premises as determined under Paragraph 4. The prevailing market rental rate shall be determined by Lessor and certified as accurate by a licensed California real estate broker, selected by, but not affiliated with, Lessor, who has maintained offices within a ten-(10) mile radius of the location of the New Premises for at least one (I) year immediately preceding Lessor's notice to relocate the Existing Premises; and

F. Lessor and Lessee shall promptly execute an amendment to this Lease reciting the relocation of the Existing Premises to the New Premises and any changes in the Fixed Minimum Monthly Rent payable hereunder. Lessee shall have the right to terminate this Lease rather than accept such relocation, upon thirty (30) days' notice given to Lessor within twenty (20) days of Lessor's notice, whereupon this Lease shall terminate on the effective date of the relocation and neither party shall have any further liability thereafter hereunder unless Lessor withdraws its notice of relocation prior to such effective date.

Lessor and Lessee have carefully read and reviewed this Lease and each term and provision contained herein and, by execution of this Lease, show their informed and voluntary consent thereto. The parties hereby agree that, at the time this Lease is executed, the terms or this Lease are commercially reasonable and effectuate the intent and purpose of Lessor and Lessee with respect to the Premises.

If this Lease has been filled in it has been prepared for submission to you attorney for his approval. No representation or recommendation is made by the American Industrial Real Estate Association or by the Real Estate Broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto. The parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of this Lease.

Notice to all Parties The submission of this document for examination, negotiation, and/or signature does not constitute an offer to lease, or a reservation of, or an option for the Premise. This document shall not be binding and in effect against either party until at lease one counterpart, duly executed by Lessor and Lessee, has been received by each Lessor and Lessee.

The parties hereto have executed this Lease at the place and on the date specified immediately adjacent to their respective signatures.
Date: July 1, 2002	LESSOR:

By: /s/ Robert S. Knoll Robert S. Knoll, Owner

Date: July 1, 2002	LESSEE:

BUTTE CREEK BREWING CO., LLC
By: /s/ Thomas Atmore Thomas Atmore, Managing Member